UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAR    03.31.23

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 1

ANNUAL REPORT

May 8, 2023

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the annual reporting period ended March 31, 2023.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF MARCH 31, 2023 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	16.99%	-9.24%

Class C Shares	16.46%	-9.99%

Advisor Class Shares[1]	16.93%	-9.11%

Class R Shares[1]	16.74%	-9.50%

Class K Shares[1]	17.00%	-9.25%

Class I Shares[1]	16.98%	-9.07%

Class Z Shares[1]	17.07%	-9.04%

MSCI EM Index (net)	14.04%	-10.70%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2023. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund outperformed the benchmark for the 12-month period, before sales charges. Emerging-market equity index returns underperformed emerging-market debt index returns, although both declined in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to fixed-income assets contributed. The Fund’s fixed-income assets underperformed and equity assets outperformed their respective fixed-income and equity benchmarks. Overall security selection within fixed-income assets detracted, while selection within equities contributed to absolute returns.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Emerging-market equity index returns

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outperformed emerging-market debt index returns. Although both rose in absolute terms, the structural overweight of the Fund’s multi-asset strategy to fixed-income assets detracted. The Fund’s fixed-income and equity assets outperformed their respective benchmarks, and overall security selection within equities and fixed income contributed to absolute returns.

During both periods, the Fund used derivatives for hedging and investment purposes in the form of written swaptions, which added to absolute performance, while variance swaps and purchased swaptions detracted; futures, interest rate swaps and total return swaps added for the six-month period and detracted for the 12-month period, while currency forwards and credit default swaps detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended March 31, 2023, as central banks—led by the US Federal Reserve (the “Fed”)—rapidly tightened monetary policy, creating headwinds for global equity markets. Equity markets rallied amid some early signs of easing inflationary pressures, but strong global economic data created uncertainty around the depth of the disinflationary process and raised concern that interest rates would stay higher for longer than expected. Toward the end of the period, the collapse of several banks triggered concerns about broader financial contagion, a potential credit crunch and the direction of central bank policy, which revived recessionary fears and drove stocks lower. Stocks recovered some losses as confidence grew that further banking system turmoil had been contained and US inflation data came in softer than expected. Within large-cap markets, both growth- and value-oriented stocks declined for the period. Value stocks outperformed growth stocks on a relative basis, but growth stocks—led by technology companies that had been pressured by rising interest rates throughout most of 2022—staged a rebound at the end of the period as speculation that the Fed might soon pivot drove rates lower and provided support for longer-duration investments. Both large- and small-cap stocks declined in absolute terms, but large-cap stocks outperformed small-cap stocks on a relative basis.

Fixed-income government bond market yields rose sharply, and bond prices fell in all major developed markets, except in Japan and Australia, as most central banks raised interest rates significantly to combat persistent inflation. Developed-market top-line inflation peaked in October, causing bond markets to rally until February, when investors realized that sticky core inflation would be more difficult to contain. Stress in the global banking sector led treasury markets to rally on growth concerns. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed global treasuries—trailing US Treasury bonds in the US,

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while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds also fell, but they significantly outperformed global treasuries, and outperformed respective treasury markets in the US and eurozone. Emerging-market hard-currency sovereign bonds trailed global developed-market treasuries as the US dollar rose against most developed- and emerging-market currencies. Emerging-market hard-currency corporate bonds outperformed developed-market treasuries by a wide margin, with high yield posting a small positive return. Emerging-market local-currency bonds also outperformed developed-market treasuries and led risk assets. Brent crude oil prices fell significantly on reduced demand and economic growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside mitigation, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization,

(continued on next page)

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credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid, and are subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may

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DISCLOSURES AND RISKS (continued)

have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/31/2013 TO 3/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Multi-Asset Portfolio Class A shares (from 3/31/2013 to 3/31/2023) as compared with the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.24%	-13.14%

5 Years	-1.50%	-2.34%

10 Years	0.95%	0.51%

CLASS C SHARES

1 Year	-9.99%	-10.87%

5 Years	-2.25%	-2.25%

10 Years[1]	0.21%	0.21%

ADVISOR CLASS SHARES[2]

1 Year	-9.11%	-9.11%

5 Years	-1.26%	-1.26%

10 Years	1.21%	1.21%

CLASS R SHARES[2]

1 Year	-9.50%	-9.50%

5 Years	-1.73%	-1.73%

10 Years	0.71%	0.71%

CLASS K SHARES[2]

1 Year	-9.25%	-9.25%

5 Years	-1.50%	-1.50%

10 Years	0.96%	0.96%

CLASS I SHARES[2]

1 Year	-9.07%	-9.07%

5 Years	-1.26%	-1.26%

10 Years	1.20%	1.20%

CLASS Z SHARES[2]

1 Year	-9.04%	-9.04%

5 Years	-1.25%	-1.25%

Since Inception[3]	-0.29%	-0.29%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.48%, 2.24%, 1.23%, 1.95%, 1.64%, 1.22% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2023. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.14%

5 Years	-2.34%

10 Years	0.51%

CLASS C SHARES

1 Year	-10.87%

5 Years	-2.25%

10 Years[1]	0.21%

ADVISOR CLASS SHARES[2]

1 Year	-9.11%

5 Years	-1.26%

10 Years	1.21%

CLASS R SHARES[2]

1 Year	-9.50%

5 Years	-1.73%

10 Years	0.71%

CLASS K SHARES[2]

1 Year	-9.25%

5 Years	-1.50%

10 Years	0.96%

CLASS I SHARES[2]

1 Year	-9.07%

5 Years	-1.26%

10 Years	1.20%

CLASS Z SHARES[2]

1 Year	-9.04%

5 Years	-1.25%

Since Inception[3]	-0.29%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,169.90	$6.76	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class C
Actual	$1,000	$1,164.60	$10.69	1.98%
Hypothetical**	$1,000	$1,015.06	$9.95	1.98%
Advisor Class
Actual	$1,000	$1,169.30	$5.41	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class R
Actual	$1,000	$1,167.40	$8.05	1.49%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%
Class K
Actual	$1,000	$1,170.00	$6.76	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class I
Actual	$1,000	$1,169.80	$5.46	1.01%
Hypothetical**	$1,000	$1,019.90	$5.09	1.01%
Class Z
Actual	$1,000	$1,170.70	$5.41	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $127.1

1

The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 1.8% or less in the following sectors: Emerging Markets–Sovereigns, Financial Institutions, Funds and Investment Trusts, Governments–Sovereign Bonds, Health Care, Industrial, Real Estate, Swaptions and Treasury Bonds.

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PORTFOLIO SUMMARY (continued)

March 31, 2023 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd.	$3,329,678	2.6%

Alibaba Group Holding Ltd.	2,696,484	2.1

Kia Corp.	2,323,766	1.8

PetroChina Co., Ltd. – Class H	2,215,254	1.7

GAIL India Ltd.	2,105,487	1.7

Agricultural Bank of China Ltd. – Class H	2,100,119	1.7

POSCO Holdings, Inc.	1,988,654	1.6

Hana Financial Group, Inc.	1,922,797	1.5

Samsung Electronics Co., Ltd.	1,868,257	1.5

Tencent Holdings Ltd.	1,857,034	1.5

	$22,407,530	17.7%

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following: Angola, Argentina, Australia, Azerbaijan, Bahrain, Costa Rica, Czech Republic, Ecuador, Egypt, El Salvador, Gabon, Ghana, Greece, Guatemala, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kuwait, Lebanon, Luxembourg, Macau, Malaysia, Morocco, Nigeria, Oman, Panama, Paraguay, Peru, Poland, Qatar, Romania, Russia, Senegal, Serbia, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, United States, Uruguay, Venezuela, Vietnam and Zambia.

2	Long-term investments.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS

March 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 57.9%
Financials – 15.7%
Banks – 11.5%
Absa Group Ltd.(a)	4,638	$47,406
Agricultural Bank of China Ltd. – Class H(a)	5,671,000	2,100,119
Banco de Chile	693,004	67,305
Banco do Brasil SA	79,000	609,593
Bancolombia SA	6,653	49,987
Bancolombia SA (Preference Shares)	11,654	73,022
Bank Mandiri Persero TBK PT	2,236,700	1,540,295
Bank of Jiangsu Co., Ltd. – Class A	992,300	1,014,802
Canara Bank	20,174	69,884
China CITIC Bank Corp., Ltd. – Class A(a)	102,900	81,309
China CITIC Bank Corp., Ltd. – Class H(a)	162,000	81,496
China Construction Bank Corp. – Class H(a)	555,000	359,193
China Everbright Bank Co., Ltd. – Class A(a)	125,200	54,832
China Everbright Bank Co., Ltd. – Class H(a)	212,000	64,313
China Merchants Bank Co., Ltd. – Class H(a)	5,000	25,390
Commercial International Bank Egypt SAE(a)	12,299	20,356
Haci Omer Sabanci Holding AS(a)	31,655	65,469
Hana Financial Group, Inc.	61,394	1,922,797
HDFC Bank Ltd.	89,781	1,765,504
Huaxia Bank Co., Ltd. – Class A	98,400	77,105
ICICI Bank Ltd.	23,342	249,642
Industrial Bank Co., Ltd. – Class A(a)	475,060	1,169,161
Industrial Bank of Korea	6,321	49,159
KB Financial Group, Inc.	18,754	684,937
Komercni Banka AS	2,204	73,131
Metropolitan Bank & Trust Co.	452,560	488,107
Nedbank Group Ltd.	4,444	54,124
NU Holdings Ltd. – Class A(a)	303,970	1,446,897
Sberbank of Russia PJSC(a)(b)(c)	138,696	– 0	–
SCB X PCL(a)	2,400	7,194
SinoPac Financial Holdings Co., Ltd.	220	120
Standard Bank Group Ltd.	7,225	70,052
State Bank of India	17,598	112,260
Yapi ve Kredi Bankasi AS	123,380	61,798

		14,556,759

Capital Markets – 0.1%
China Galaxy Securities Co., Ltd. – Class H(a)	11,500	5,790
GF Securities Co., Ltd. – Class H(a)	6,600	9,335
Korea Investment Holdings Co., Ltd.	1,612	68,424
NH Investment & Securities Co., Ltd.	4,528	30,695
Samsung Securities Co., Ltd.	3,190	77,974

		192,218

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.1%
Shriram Finance Ltd.	4,852	$74,641

Financial Services – 0.8%
Chailease Holding Co., Ltd.(a)	10,000	73,544
Far East Horizon Ltd.(a)	91,000	81,717
Housing Development Finance Corp., Ltd.	18,352	587,280
Meritz Financial Group, Inc.	2,229	66,403
REC Ltd.	49,670	70,275
Remgro Ltd.(a)	7,281	54,973
Yuanta Financial Holding Co., Ltd.(a)	102,420	75,318

		1,009,510

Insurance – 3.2%
AIA Group Ltd.	117,000	1,227,021
BB Seguridade Participacoes SA	72,700	466,312
Bupa Arabia for Cooperative Insurance Co.	1,815	84,036
China Pacific Insurance Group Co., Ltd. – Class A(a)	17,600	66,400
China Pacific Insurance Group Co., Ltd. – Class H(a)	5,800	15,376
China Taiping Insurance Holdings Co., Ltd.(a)	6,200	6,592
DB Insurance Co., Ltd.	1,338	76,978
Hyundai Marine & Fire Insurance Co., Ltd.	5,821	151,131
New China Life Insurance Co., Ltd. – Class H(a)	32,700	77,663
People’s Insurance Co. Group of China Ltd. (The) – Class A(a)	102,100	77,303
PICC Property & Casualty Co., Ltd. – Class H(a)	1,180,000	1,203,728
Ping An Insurance Group Co. of China Ltd. – Class H(a)	84,000	543,414
Powszechny Zaklad Ubezpieczen SA	6,578	53,563
Samsung Fire & Marine Insurance Co., Ltd.	491	77,614

		4,127,131

		19,960,259

Information Technology – 11.5%
Communications Equipment – 0.1%
Accton Technology Corp.(a)	7,000	73,571

Electronic Equipment, Instruments & Components – 2.2%
Kingboard Holdings Ltd.	4,000	12,299
Lotes Co., Ltd.(a)	2,000	60,449
Samsung SDI Co., Ltd.	1,814	1,030,423
Sinbon Electronics Co., Ltd.(a)	132,000	1,485,619
Synnex Technology International Corp.(a)	38,000	76,669
WPG Holdings Ltd.(a)	48,000	79,309
Zhen Ding Technology Holding Ltd.(a)	21,000	79,015

		2,823,783

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 1.1%
Elm Co.(a)	5,450	$644,068
Infosys Ltd.	10,804	188,564
Infosys Ltd. (Sponsored ADR)	20,233	352,863
Tata Consultancy Services Ltd.	5,833	228,506

		1,414,001

Semiconductors & Semiconductor Equipment – 6.4%
ASE Technology Holding Co., Ltd.(a)	22,000	81,643
Himax Technologies, Inc. (ADR)(d)	52,038	423,069
King Yuan Electronics Co., Ltd.(a)	30,000	47,968
MediaTek, Inc.(a)	48,000	1,244,454
Novatek Microelectronics Corp.(a)	111,000	1,577,369
Realtek Semiconductor Corp.	6,000	76,586
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	190,000	3,329,678
United Microelectronics Corp.(a)	735,000	1,286,201

		8,066,968

Software – 0.1%
Glodon Co., Ltd. Class A(a)	8,600	92,973
Tata Elxsi Ltd.	464	33,802

		126,775

Technology Hardware, Storage & Peripherals – 1.6%
Asustek Computer, Inc.(a)	1,000	8,972
Micro-Star International Co., Ltd.(a)	17,000	80,804
Quanta Computer, Inc.(a)	28,000	82,027
Samsung Electronics Co., Ltd.	37,780	1,868,257

		2,040,060

		14,545,158

Consumer Discretionary – 11.4%
Automobile Components – 0.1%
Fuyao Glass Industry Group Co., Ltd. – Class H(a)(e)	8,000	34,882
Tube Investments of India Ltd.	1,941	60,461

		95,343

Automobiles – 2.2%
Dongfeng Motor Group Co., Ltd. – Class H(a)	404,000	189,784
Great Wall Motor Co., Ltd. – Class H(a)	82,000	101,463
Kia Corp.	37,235	2,323,766
Mahindra & Mahindra Ltd.	5,016	70,840
TVS Motor Co., Ltd.	5,918	77,627
Yadea Group Holdings Ltd.(a)(e)	8,000	20,607

		2,784,087

Broadline Retail – 5.3%
Alibaba Group Holding Ltd.(a)	212,900	2,696,484
Central Retail Corp. PCL(a)	60,300	78,913

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JD.com, Inc. – Class A	46,839	$1,022,786
Lotte Shopping Co., Ltd.	792	49,980
MercadoLibre, Inc.	1,338	1,763,564
momo.com, Inc.(a)	2,000	59,582
Naspers Ltd. – Class N	439	81,344
PDD Holdings, Inc. (ADR)(a)	11,613	881,427
Woolworths Holdings Ltd.	17,921	64,346

		6,698,426

Diversified Consumer Services – 0.0%
New Oriental Education & Technology Group, Inc.(a)	14,000	53,726

Hotels, Restaurants & Leisure – 2.3%
Haidilao International Holding Ltd.(a)(e)	7,000	18,971
Jiumaojiu International Holdings Ltd.(a)(e)	24,000	57,055
Meituan Class B(a)(e)	46,680	846,879
OPAP SA(a)	75,965	1,218,400
Trip.com Group Ltd.(a)	16,900	636,681
Trip.com Group Ltd. (ADR)(a)	481	18,119
Yum China Holdings, Inc.	1,299	82,344

		2,878,449

Household Durables – 0.0%
Haier Smart Home Co., Ltd. – Class H(a)	8,400	26,303

Leisure Products – 0.1%
Huazhu Group Ltd. (ADR)(a)	1,568	76,800

Specialty Retail – 0.9%
Jarir Marketing Co.	1,662	72,389
JUMBO SA	3,343	70,939
Lojas Renner SA	197,200	644,695
Pop Mart International Group Ltd.(a)(e)	24,600	66,988
Topsports International Holdings Ltd.	323,000	294,431

		1,149,442

Textiles, Apparel & Luxury Goods – 0.5%
ANTA Sports Products Ltd.	13,800	200,364
Li Ning Co., Ltd.(a)	52,000	408,923
Pou Chen Corp.	72,000	74,002

		683,289

		14,445,865

Materials – 5.4%
Chemicals – 1.7%
Fertiglobe PLC(a)	13,030	14,205
Kumho Petrochemical Co., Ltd.	213	23,561
National Industrialization Co.(a)	23,694	77,541
PhosAgro PJSC (GDR)(a)(b)(c)(f)	4,421	– 0	–

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SABIC Agri-Nutrients Co.	2,229	$75,989
Sahara International Petrochemical Co.	4,813	48,837
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)(d)	16,475	1,335,464
Sociedad Quimica y Minera de Chile SA – Class B	94	7,553
Tosoh Corp.	45,200	614,245

		2,197,395

Metals & Mining – 3.7%
Aluminum Corp. of China Ltd. – Class H(a)	662,000	335,309
ArcelorMittal SA(a)	4,856	147,119
Baoshan Iron & Steel Co., Ltd. – Class A	601,100	545,712
BHP Group Ltd.	9,092	287,434
China Hongqiao Group Ltd.	70,395	67,648
Gerdau SA (Preference Shares)	13,965	69,681
Henan Shenhuo Coal & Power Co., Ltd. – Class A(a)	29,600	76,152
Hindustan Zinc Ltd.	8,421	30,093
Jiangxi Copper Co., Ltd. – Class A(a)	12,800	36,837
Jiangxi Copper Co., Ltd. – Class H(a)	20,000	33,860
Jindal Steel & Power Ltd.	10,833	72,172
KGHM Polska Miedz SA	5,970	169,566
Kumba Iron Ore Ltd.	2,595	65,612
MMC Norilsk Nickel PJSC (ADR)(a)(b)(c)	3,568	– 0	–
Polyus PJSC (GDR)(a)(b)(c)(f)	284	– 0	–
POSCO Holdings, Inc.	7,029	1,988,654
Southern Copper Corp.	859	65,499
Tata Steel Ltd.	37,235	47,590
Tongling Nonferrous Metals Group Co., Ltd. – Class A	22,400	10,484
Vale SA	4,500	71,285
Vedanta Ltd.	20,986	70,519
Zijin Mining Group Co., Ltd. – Class H(a)	312,000	520,528

		4,711,754

		6,909,149

Communication Services – 2.9%
Diversified Telecommunication Services – 1.2%
KT Corp.	64,813	1,465,400
MultiChoice Group	5,340	36,998
Ooredoo QPSC	4,483	11,578

		1,513,976

Entertainment – 0.0%
G-bits Network Technology Xiamen Co., Ltd. – Class A	200	13,858
iQIYI, Inc. (ADR)(a)	2,221	16,169

		30,027

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 1.5%
Baidu, Inc. – Class A(a)	4,200	$79,133
JOYY, Inc. (ADR)	287	8,949
Tencent Holdings Ltd.(a)	38,000	1,857,034
Yandex NV – Class A(a)(b)(c)	11,500	– 0	–

		1,945,116

Media – 0.1%
Cheil Worldwide, Inc.	4,778	68,455

Wireless Telecommunication Services – 0.1%
CELCOMDIGI BHD	70,400	69,336
Globe Telecom, Inc.	488	16,798
Mobile Telecommunications Co. KSC	7,390	13,036
PLDT, Inc.	1,980	51,852
Taiwan Mobile Co., Ltd.	5,000	16,591

		167,613

		3,725,187

Energy – 2.8%
Oil, Gas & Consumable Fuels – 2.8%
Adaro Energy Indonesia Tbk PT	367,800	71,298
China Petroleum & Chemical Corp. – Class A	22,900	18,714
China Petroleum & Chemical Corp. – Class H	730,000	430,787
Coal India Ltd.	27,851	72,466
Exxaro Resources Ltd.	26,069	272,474
Gazprom PJSC(b)(c)	153,780	– 0	–
LUKOIL PJSC(b)(c)	18,789	– 0	–
MOL Hungarian Oil & Gas PLC	1,032	7,558
PetroChina Co., Ltd. – Class H	3,750,000	2,215,254
Petroleo Brasileiro SA	13,500	70,557
Petroleo Brasileiro SA (Preference Shares)	15,300	70,788
PTT Exploration & Production PCL	5,900	25,998
PTT PCL	34,300	31,804
Reliance Industries Ltd.	2,050	58,287
Saudi Arabian Oil Co.(e)	8,907	76,771
Shanxi Lu’an Environmental Energy Development Co., Ltd. – Class A	23,100	73,636
Tupras Turkiye Petrol Rafinerileri AS	760	21,040
Yankuang Energy Group Co., Ltd. – Class H(a)	24,000	85,931

		3,603,363

Industrials – 2.3%
Aerospace & Defense – 0.1%
Bharat Electronics Ltd.	44,288	52,630
Hindustan Aeronautics Ltd.(e)	2,188	73,139

		125,769

Air Freight & Logistics – 0.1%
Hyundai Glovis Co., Ltd.	581	70,955

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 0.1%
CG Power & Industrial Solutions Ltd.	5,862	$21,407
TBEA Co., Ltd. – Class A	23,400	73,905
Voltronic Power Technology Corp.(a)	1,000	56,944

		152,256

Industrial Conglomerates – 0.8%
Aboitiz Equity Ventures, Inc.	10,910	9,746
Alfa SAB de CV – Class A	114,800	72,945
Bidvest Group Ltd. (The)	31,591	449,637
CITIC Ltd.	68,000	79,479
CJ Corp.	1,072	85,931
GS Holdings Corp.	2,511	77,891
KOC Holding AS	16,531	66,032
Multiply Group PJSC(a)	36,989	32,690
Siemens Ltd.	1,898	77,055
Sime Darby Bhd	74,900	36,516
SM Investments Corp.	660	10,833

		998,755

Machinery – 0.1%
Doosan Bobcat, Inc.	2,344	78,837

Marine Transportation – 0.2%
COSCO SHIPPING Holdings Co., Ltd. – Class H	69,100	77,902
Evergreen Marine Corp. Taiwan Ltd.(a)	6,000	31,424
Orient Overseas International Ltd.	4,500	86,379
Yang Ming Marine Transport Corp.(a)	9,000	19,106

		214,811

Passenger Airlines – 0.2%
China Airlines Ltd.(a)	116,000	74,696
Eva Airways Corp.(a)	81,000	71,882
InterGlobe Aviation Ltd.(a)(e)	3,353	78,109
Korean Air Lines Co., Ltd.	4,140	73,916

		298,603

Professional Services – 0.0%
HeadHunter Group PLC (ADR)(a)(b)(c)	18,930	– 0	–

Trading Companies & Distributors – 0.1%
Barloworld Ltd.	25,240	126,604
Xiamen C & D, Inc. – Class A	32,000	56,104

		182,708

Transportation Infrastructure – 0.6%
Grupo Aeroportuario del Centro Norte SAB de CV	65,329	729,568
International Container Terminal Services, Inc.	4,790	18,807
Malaysia Airports Holdings Bhd(a)	6,800	10,478
TangShan Port Group Co., Ltd. – Class A	170,200	76,840

		835,693

		2,958,387

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 2.1%
Beverages – 0.2%
Chongqing Brewery Co., Ltd. – Class A	4,000	$72,815
Coca-Cola Femsa SAB de CV	7,000	56,260
Kweichow Moutai Co., Ltd. – Class A	200	52,822
Wuliangye Yibin Co., Ltd. – Class A	2,000	57,131

		239,028

Consumer Staples Distribution & Retail – 0.2%
CP ALL PCL(a)	10,500	19,120
Magnit PJSC(a)(b)(c)	1,178	– 0	–
Magnit PJSC (Sponsored GDR)(a)(b)(c)(e)	3	– 0	–
Nahdi Medical Co.	449	22,168
President Chain Store Corp.(a)	9,000	79,762
Sumber Alfaria Trijaya TBK PT	346,000	66,571
Yifeng Pharmacy Chain Co., Ltd. – Class A	2,700	22,760

		210,381

Food Products – 0.6%
AVI Ltd.	16,163	64,020
Britannia Industries Ltd.	1,458	76,840
China Feihe Ltd.(e)	84,384	63,242
JBS S/A	9,500	33,457
Minerva SA/Brazil	209,700	436,078
Nestle India Ltd.	257	61,693
Orion Corp./Republic of Korea	671	70,425

		805,755

Household Products – 0.1%
Kimberly-Clark de Mexico SAB de CV – Class A(a)	22,800	48,067
Unilever Indonesia TBK PT	227,600	66,033

		114,100

Tobacco – 1.0%
Eastern Co. SAE	22,701	12,926
Hanjaya Mandala Sampoerna Tbk PT	78,200	5,874
ITC Ltd.	255,621	1,195,865
KT&G Corp.	668	42,931

		1,257,596

		2,626,860

Utilities – 2.1%
Electric Utilities – 0.3%
CEZ AS(a)	1,743	84,654
Manila Electric Co.	12,840	73,584
Transmissora Alianca de Energia Eletrica S/A	37,000	254,261

		412,499

Gas Utilities – 1.7%
GAIL India Ltd.	1,636,721	2,105,487

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 0.1%
ACWA Power Co.(a)	166	$6,241
NTPC Ltd.	34,890	74,701

		80,942

Multi-Utilities – 0.0%
Qatar Electricity & Water Co. QSC	2,311	10,711

		2,609,639

Health Care – 1.4%
Health Care Equipment & Supplies – 0.0%
Microport Scientific Corp.(a)	5,700	13,425

Health Care Providers & Services – 0.3%
Guangzhou Kingmed Diagnostics Group Co., Ltd. Class A	6,400	82,077
Hygeia Healthcare Holdings Co., Ltd.(a)(e)	2,800	19,966
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H(a)	102,500	191,414
Sinopharm Group Co., Ltd. – Class H(a)	27,200	82,192

		375,649

Pharmaceuticals – 1.1%
China Medical System Holdings Ltd.(a)	39,000	61,533
Dr Reddy’s Laboratories Ltd.	361	20,432
Hubei Jumpcan Pharmaceutical Co., Ltd. – Class A	18,200	75,552
Kalbe Farma Tbk PT	387,100	54,253
Sichuan Kelun Pharmaceutical Co., Ltd. – Class A	284,700	1,178,952
Sino Biopharmaceutical Ltd.	23,000	12,891

		1,403,613

		1,792,687

Real Estate – 0.3%
Diversified REITs – 0.1%
Fibra Uno Administracion SA de CV	53,500	74,906

Real Estate Management & Development – 0.2%
China Aoyuan Group Ltd.(a)(b)(c)	411,000	57,297
China Resources Land Ltd.	60,000	273,230
Hopson Development Holdings Ltd.(a)	862	788

		331,315

		406,221

Total Common Stocks (cost $67,241,892)		73,582,775

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

FIXED INCOME – 35.1%
Sovereign Bonds – 21.5%
Abu Dhabi Government International Bond 3.125%, 09/30/2049(e)	U.S.$	390	$292,012
Angolan Government International Bond 8.25%, 05/09/2028(e)		207	183,971
9.125%, 11/26/2049(e)		1,050	813,750
Argentine Republic Government International Bond 0.50%, 07/09/2030		804	231,257
1.00%, 07/09/2029		236	65,095
1.50%, 07/09/2035		606	156,128
3.50%, 07/09/2041		210	58,480
3.875%, 01/09/2038		1,019	314,777
Bahrain Government International Bond 6.00%, 09/19/2044(e)		210	162,199
Chile Government International Bond 2.75%, 01/31/2027		585	550,375
3.10%, 01/22/2061		427	278,030
Colombia Government International Bond 3.875%, 02/15/2061		200	115,475
4.125%, 02/22/2042		403	260,539
5.00%, 06/15/2045		502	351,494
7.50%, 02/02/2034		350	343,525
Costa Rica Government International Bond 6.55%, 04/03/2034(e)		361	362,128
Dominican Republic International Bond 4.875%, 09/23/2032(e)		865	733,520
5.875%, 01/30/2060(e)		346	262,592
6.40%, 06/05/2049(e)		364	302,871
8.625%, 04/20/2027(e)		243	253,145
Ecuador Government International Bond 1.50%, 07/31/2040(e)		446	133,410
2.50%, 07/31/2035(e)		1,643	543,466
5.50%, 07/31/2030(e)		461	213,514
Egypt Government International Bond 5.25%, 10/06/2025(e)		288	226,944
7.60%, 03/01/2029(e)		302	209,852
7.903%, 02/21/2048(e)		511	281,465
8.15%, 11/20/2059(e)		305	168,093
8.50%, 01/31/2047(e)		305	176,671
El Salvador Government International Bond 6.375%, 01/18/2027(e)		122	66,795
7.625%, 02/01/2041(e)		452	207,920
7.65%, 06/15/2035(e)		57	26,505
8.625%, 02/28/2029(e)		219	115,523

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Gabon Government International Bond 6.625%, 02/06/2031(e)	U.S.$	200	$152,163
Ghana Government International Bond 7.875%, 02/11/2035(a)(e)(g)		200	68,475
8.627%, 06/16/2049(a)(f)(g)		279	90,553
8.95%, 03/26/2051(a)(e)(g)		266	87,996
Guatemala Government Bond 4.375%, 06/05/2027(e)		401	384,910
4.90%, 06/01/2030(e)		435	413,603
6.125%, 06/01/2050(e)		200	188,663
Hungary Government International Bond 2.125%, 09/22/2031(e)		677	519,301
5.25%, 06/16/2029(e)		295	288,731
5.50%, 06/16/2034(e)		223	215,195
6.75%, 09/25/2052(e)		200	206,500
Indonesia Government International Bond 3.85%, 10/15/2030		315	299,801
Israel Government International Bond 4.50%, 01/17/2033		334	331,562
Ivory Coast Government International Bond 6.625%, 03/22/2048(e)	EUR	100	75,102
Jamaica Government International Bond 8.00%, 03/15/2039	U.S.$	208	250,328
Kazakhstan Government International Bond 6.50%, 07/21/2045(e)		330	342,024
Lebanon Government International Bond 6.00%, 01/27/2023(a)(e)(h)		36	2,212
6.10%, 10/04/2022(a)(e)(h)		216	13,770
6.65%, 04/22/2024(a)(e)(g)		57	3,502
6.85%, 03/23/2027(a)(e)(g)		481	30,664
Series G 1.00%, 11/27/2026(a)(e)(g)		170	10,838
6.20%, 02/26/2025(a)(e)(g)		206	13,133
Mexico Government International Bond 3.771%, 05/24/2061		840	565,845
Morocco Government International Bond 2.375%, 12/15/2027(e)		251	220,880
6.50%, 09/08/2033(e)		258	265,740
Nigeria Government International Bond 6.125%, 09/28/2028(e)		209	162,498
6.50%, 11/28/2027(e)		222	180,375
7.143%, 02/23/2030(e)		200	152,000
7.375%, 09/28/2033(e)		363	255,915
7.696%, 02/23/2038(e)		240	159,720
8.25%, 09/28/2051(e)		439	289,740
8.375%, 03/24/2029(e)		207	170,258

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Oman Government International Bond 6.75%, 01/17/2048(e)	U.S.$	386	$365,252
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		439	367,388
Panama Government International Bond 3.87%, 07/23/2060		570	372,210
6.40%, 02/14/2035		428	445,334
6.853%, 03/28/2054		200	205,125
Panama Notas del Tesoro 3.75%, 04/17/2026		68	64,889
Paraguay Government International Bond 3.849%, 06/28/2033(e)		223	194,818
4.95%, 04/28/2031(e)		255	245,724
5.00%, 04/15/2026(e)		149	147,585
Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(e)		200	197,272
Peruvian Government International Bond 2.78%, 12/01/2060		363	215,713
3.23%, 07/28/2121		210	124,989
5.625%, 11/18/2050		305	307,154
Philippine Government International Bond 3.20%, 07/06/2046		296	219,443
3.229%, 03/29/2027		225	214,619
4.20%, 03/29/2047		858	739,113
Qatar Government International Bond 4.40%, 04/16/2050(e)		864	797,040
5.103%, 04/23/2048(e)		239	242,585
Republic of Azerbaijan International Bond 3.50%, 09/01/2032(e)		315	265,840
Republic of Poland Government International Bond 4.875%, 10/04/2033		238	236,984
5.50%, 11/16/2027		223	232,134
5.50%, 04/04/2053		88	88,770
Republic of South Africa Government International Bond 4.85%, 09/30/2029		504	451,080
5.75%, 09/30/2049		491	359,657
5.875%, 04/20/2032		370	335,312
Romanian Government International Bond 3.00%, 02/14/2031(e)		174	142,898
3.625%, 03/27/2032(e)		410	344,913
4.00%, 02/14/2051(e)		210	145,793
5.25%, 11/25/2027(e)		362	356,117
Saudi Government International Bond 3.45%, 02/02/2061(e)		235	166,013
5.00%, 01/18/2053(e)		313	290,660
5.25%, 01/16/2050(e)		401	388,293

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Senegal Government International Bond 4.75%, 03/13/2028(e)	EUR	230	$207,031
6.25%, 05/23/2033	U.S.$	400	318,000
6.75%, 03/13/2048(e)		264	180,840
Serbia International Bond 6.50%, 09/26/2033(e)		201	199,493
Sri Lanka Government International Bond 6.85%, 11/03/2025(a)(e)(g)		215	77,843
7.85%, 03/14/2029(a)(e)(g)		578	201,641
Turkey Government International Bond 4.875%, 04/16/2043		659	435,764
5.875%, 06/26/2031		330	273,900
6.125%, 10/24/2028		270	242,662
Ukraine Government International Bond 6.75%, 06/20/2028(e)	EUR	173	30,640
6.876%, 05/21/2031(e)	U.S.$	484	83,006
7.375%, 09/25/2034(e)		281	48,051
7.75%, 09/01/2025(e)		343	68,236
7.75%, 09/01/2026(e)		371	66,966
7.75%, 09/01/2029(e)		295	53,524
Uruguay Government International Bond 4.375%, 01/23/2031		149	147,666
4.975%, 04/20/2055		62	61,300
5.10%, 06/18/2050		194	194,557
7.875%, 01/15/2033		95	117,658
Venezuela Government International Bond 11.95%, 08/05/2031(a)(e)(g)		265	28,566
12.75%, 08/23/2022(a)(e)(h)		564	60,923
Zambia Government International Bond 8.97%, 07/30/2027(a)(e)(g)		287	126,998

Total Sovereign Bonds (cost $32,275,779)			27,369,500

Quasi-Sovereign Bonds – 6.5%
Comision Federal de Electricidad 4.677%, 02/09/2051(e)		200	132,788
5.00%, 09/29/2036(e)		224	187,655
Corp. Nacional del Cobre de Chile 3.00%, 09/30/2029(e)		540	480,026
5.125%, 02/02/2033(e)		200	200,913
DP World Ltd./United Arab Emirates 4.70%, 09/30/2049(e)		410	355,675
DP World Salaam 6.00%, 10/01/2025(e)(i)		313	311,239
Eskom Holdings SOC Ltd. 6.75%, 08/06/2023(e)		363	358,757

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Export-Import Bank of China (The) 4.00%, 11/28/2047(e)	U.S.$	593	$537,888
Gaci First Investment Co. 5.00%, 10/13/2027(e)		536	544,360
KazMunayGas National Co. JSC 5.75%, 04/19/2047(e)		200	155,500
6.375%, 10/24/2048(e)		200	165,750
Lamar Funding Ltd. 3.958%, 05/07/2025(e)		364	345,413
NAK Naftogaz Ukraine via Kondor Finance PLC 7.375%, 09/15/2022(a)(f)(h)		200	54,350
7.625%, 11/08/2026(a)(f)(g)		200	39,913
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027(e)		259	264,180
7.625%, 11/07/2024(e)		200	203,000
Pertamina Persero PT 2.30%, 02/09/2031(e)		1,055	869,172
Petroleos de Venezuela SA 5.375%, 04/12/2027(a)(e)(g)		226	10,157
6.00%, 11/15/2026(a)(e)(g)		220	9,856
9.00%, 11/17/2021(a)(h)		128	6,101
Petroleos Mexicanos 6.50%, 03/13/2027		383	346,079
6.70%, 02/16/2032		704	558,131
6.75%, 09/21/2047		326	210,677
6.95%, 01/28/2060		525	336,722
QatarEnergy 3.30%, 07/12/2051(e)		706	523,234
Sinochem Offshore Capital Co., Ltd. 2.375%, 09/23/2031(e)		200	157,600
Sinopec Group Overseas Development 2018 Ltd. 2.70%, 05/13/2030(e)		347	311,172
State Agency of Roads of Ukraine 6.25%, 06/24/2030(f)		360	61,493
State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(e)		321	327,821
State Savings Bank of Ukraine Via SSB #1 PLC 9.625%, 03/20/2025(e)		48	33,600
Transnet SOC Ltd. 8.25%, 02/06/2028(e)		204	202,470

Total Quasi-Sovereign Bonds (cost $9,932,100)			8,301,692

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Corporate Bonds – 4.6%
Adani Green Energy Ltd. 4.375%, 09/08/2024(e)	U.S.$	200	$171,537
Alfa Desarrollo SpA 4.55%, 09/27/2051(e)		363	263,320
Braskem Idesa SAPI 6.99%, 02/20/2032(e)		219	163,155
Braskem Netherlands Finance BV 4.50%, 01/31/2030(e)		200	168,700
BRF SA 4.875%, 01/24/2030(e)		200	164,600
Cometa Energia SA de CV 6.375%, 04/24/2035(e)		343	323,903
CSN Resources SA 4.625%, 06/10/2031(e)		200	153,190
Ecopetrol SA 5.875%, 11/02/2051		216	143,910
6.875%, 04/29/2030		344	314,774
8.875%, 01/13/2033		91	91,796
Embraer Netherlands Finance BV 5.40%, 02/01/2027		79	76,097
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(e)		200	151,287
8.375%, 11/08/2027	COP	418,000	69,702
GNL Quintero SA 4.634%, 07/31/2029(e)	U.S.$	153	146,679
Gran Tierra Energy International Holdings Ltd. 6.25%, 02/15/2025(e)		200	170,037
Greenko Dutch BV 3.85%, 03/29/2026(e)		188	169,341
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(e)		220	185,350
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(e)		175	164,236
India Clean Energy Holdings 4.50%, 04/18/2027(e)		200	160,850
Iochpe-Maxion Austria GmbH/Maxion Wheels de Mexico S de RL de CV 5.00%, 05/07/2028(e)		200	171,350
Leviathan Bond Ltd. 6.75%, 06/30/2030(e)		87	81,379
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(e)		316	276,685
MARB BondCo PLC 3.95%, 01/29/2031(e)		200	151,470
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(e)		200	191,000

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Melco Resorts Finance Ltd. 5.75%, 07/21/2028(e)	U.S.$	200	$169,200
Minejesa Capital BV 5.625%, 08/10/2037(e)		215	167,404
Natura Cosmeticos SA 4.125%, 05/03/2028(e)		200	162,125
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(e)		132	331
OEC Finance Ltd. 7.125%, 12/26/2046(e)(j)		132	4,237
Saudi Arabian Oil Co. 2.25%, 11/24/2030(e)		395	332,742
SierraCol Energy Andina LLC 6.00%, 06/15/2028(e)		200	154,287
Studio City Finance Ltd. 6.50%, 01/15/2028(e)		200	167,250
Times China Holdings Ltd. 6.20%, 03/22/2026(a)(e)(g)		200	29,413
Tonon Luxembourg SA 6.50%, 10/31/2024(a)(f)(g)		105	11
TransJamaican Highway Ltd. 5.75%, 10/10/2036(e)		151	125,036
Tullow Oil PLC 10.25%, 05/15/2026(e)		224	171,920
Vale Overseas Ltd. 3.75%, 07/08/2030		150	133,913
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(a)(b)(c)(f)(h)		202	20
Volcan Cia Minera SAA 4.375%, 02/11/2026(e)		85	70,221

Total Corporate Bonds (cost $6,861,688)			5,812,458

Emerging Markets - Treasuries – 2.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2031	BRL	3,210	554,198
Series NTNF 10.00%, 01/01/2029		6,740	1,198,287
Dominican Republic International Bond 13.625%, 02/03/2033(e)	DOP	14,250	293,459
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	4,729	241,838
Series 2032 8.25%, 03/31/2032		8,487	415,552

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Series 2035 8.875%, 02/28/2035	ZAR	3,886	$186,914

Total Emerging Markets – Treasuries (cost $2,845,206)			2,890,248

Treasury Bonds – 0.2%
Mexican Bonos Series M 8.00%, 11/07/2047 (cost $259,959)	MXN	5,450	270,009

Total Fixed Income (cost $52,174,732)			44,643,907

		Shares
EQUITY LINKED NOTES – 0.8%
Information Technology – 0.8%
IT Services – 0.8%
FPT Corp., Macquarie Bank Ltd., expiring 07/15/2024(a) (cost $384,227)		300,648	1,014,126

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
DCVFMVN30 ETF Fund(a)(k) (cost $97,798)		239,030	188,019

		Notional Amount
PURCHASED OPTIONS - PUTS – 0.0%
Swaptions – 0.0%
OTC - 1 Year Interest Rate Swap Expiration: Aug 2023; Contracts: 4,920,000; Exercise Rate: 3.67%; Counterparty: Morgan Stanley Capital Services LLC(a)	USD	4,920,000	38,141
OTC - 1 Year Interest Rate Swap Expiration: Jun 2023; Contracts: 2,690,000; Exercise Rate: 4.25%; Counterparty: Morgan Stanley Capital Services LLC(a)		2,690,000	1,144

Total Purchased Options (premiums paid $97,011)			39,285

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Notional Amount	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.75%(k)(l)(m) (cost $3,493,738)	USD	3,493,738	$3,493,738

		Principal Amount (000)
Time Deposits – 0.4%
ANZ Bank, Hong Kong 2.20%, 04/03/2023	AUD	14	9,500
BBH, Grand Cayman 0.00%, 04/03/2023	CHF	1	1,360
1.58%, 04/03/2023	NOK	2	166
1.74%, 04/03/2023	SEK	9	896
3.32%, 04/03/2023	CAD	4	3,011
5.79%, 04/03/2023	ZAR	538	30,196
Citibank, London 1.91%, 04/03/2023	EUR	19	20,855
Citibank, New York 4.18%, 04/03/2023	U.S.$	388	388,097
Hong Kong & Shanghai Bank, Hong Kong 0.92%, 04/03/2023	HKD	68	8,679
Hong Kong & Shanghai Bank, Singapore 2.21%, 04/03/2023	SGD	1	685
SEB, Stockholm 3.15%, 04/03/2023	GBP	7	8,132
Sumitomo, Tokyo (0.53)%, 04/03/2023	JPY	4,618	34,780

Total Time Deposits (cost $506,357)			506,357

Treasury Bills – 0.3%
Egypt Treasury Bills Series 364D Zero Coupon, 04/11/2023	EGP	1,975	63,623
Zero Coupon, 07/18/2023		3,450	105,605
Zero Coupon, 08/08/2023		6,150	185,878

Total Treasury Bills (cost $369,848)			355,106

Total Short-Term Investments (cost $4,369,943)			4,355,201

Total Investments Before Security Lending Collateral for Securities Loaned – 97.4% (cost $124,365,603)			123,823,313

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.75%(k)(l)(m) (cost $1,653,942)	1,653,942	$1,653,942

Total Investments – 98.7% (cost $126,019,545)		125,477,255
Other assets less liabilities – 1.3%		1,639,311

Net Assets – 100.0%		$127,116,566

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	130	April 2023	$1,729,337	$20,487
Hang Seng Index Futures	57	April 2023	2,537,082	122,720
U.S. T-Note 10 Yr (CBT) Futures	20	June 2023	2,298,438	64,164

Sold Contracts
MSCI Emerging Markets Index Futures	90	June 2023	4,479,750	(238,829)

				$(31,458)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	TRY	14,907	USD	766	04/13/2023	$(3,855)
Bank of America, NA	USD	1,809	ZAR	32,634	04/20/2023	20,839
Bank of America, NA	KRW	1,746,304	USD	1,341	04/26/2023	2,245
Bank of America, NA	USD	686	HUF	255,367	04/27/2023	37,726
Bank of America, NA	CLP	1,682,628	USD	2,065	05/17/2023	(41,077)
Bank of America, NA	PEN	5,473	USD	1,435	05/17/2023	(15,174)
Bank of America, NA	TWD	23,987	USD	793	06/15/2023	913
Barclays Bank PLC	BRL	12,925	USD	2,544	04/04/2023	(5,998)
Barclays Bank PLC	USD	2,486	BRL	12,925	04/04/2023	64,101
Barclays Bank PLC	USD	1,210	IDR	18,512,143	04/13/2023	28,498
Barclays Bank PLC	KRW	2,877,533	USD	2,333	04/26/2023	127,828
Barclays Bank PLC	PHP	172,734	USD	3,185	04/27/2023	2,924
Barclays Bank PLC	USD	3,142	PHP	171,933	04/27/2023	25,767
Barclays Bank PLC	BRL	12,303	USD	2,357	05/03/2023	(58,372)
Barclays Bank PLC	INR	167,479	USD	2,014	06/22/2023	(16,353)

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	USD	128	ZAR	2,391	04/20/2023	$5,621
Brown Brothers Harriman & Co.	ZAR	10,047	USD	548	04/20/2023	(15,607)
Brown Brothers Harriman & Co.	HUF	67,196	USD	182	04/27/2023	(8,268)
Brown Brothers Harriman & Co.	THB	19,194	USD	562	04/27/2023	(302)
Brown Brothers Harriman & Co.	USD	1,741	THB	59,500	04/27/2023	3,104
Brown Brothers Harriman & Co.	MXN	6,431	USD	340	05/25/2023	(13,274)
Deutsche Bank AG	PLN	5,353	USD	1,227	04/27/2023	(11,769)
Deutsche Bank AG	USD	2,133	COP	10,323,999	05/17/2023	64,436
Deutsche Bank AG	USD	1,423	MXN	26,886	05/25/2023	54,449
Deutsche Bank AG	USD	1,710	TWD	51,513	06/15/2023	(9,587)
Goldman Sachs Bank USA	CNH	46,807	USD	6,886	04/20/2023	67,291
Goldman Sachs Bank USA	HUF	410,202	USD	1,117	04/27/2023	(44,955)
Goldman Sachs Bank USA	USD	2,748	HUF	1,004,281	04/27/2023	96,855
Goldman Sachs Bank USA	USD	7,218	INR	596,138	06/22/2023	8,903
HSBC Bank USA	BRL	12,925	USD	2,500	04/04/2023	(50,162)
HSBC Bank USA	USD	2,544	BRL	12,925	04/04/2023	5,998
JPMorgan Chase Bank, NA	IDR	31,441,334	USD	2,090	04/13/2023	(13,343)
JPMorgan Chase Bank, NA	USD	2,708	IDR	41,243,833	04/13/2023	51,527
JPMorgan Chase Bank, NA	USD	513	TRY	9,889	04/13/2023	(2,220)
Morgan Stanley Capital Services LLC	IDR	28,314,642	USD	1,877	04/13/2023	(17,771)
Morgan Stanley Capital Services LLC	USD	1,454	CNH	9,977	04/20/2023	(756)
Morgan Stanley Capital Services LLC	USD	1,228	KRW	1,511,197	04/26/2023	(70,135)
Morgan Stanley Capital Services LLC	CZK	22,680	USD	1,033	04/27/2023	(14,264)
Morgan Stanley Capital Services LLC	COP	2,124,191	USD	437	05/17/2023	(14,621)
Morgan Stanley Capital Services LLC	USD	1,197	MYR	5,318	06/22/2023	15,882
Morgan Stanley Capital Services LLC	USD	1,673	IDR	25,202,621	07/12/2023	8,905
UBS AG	KRW	874,807	USD	672	04/26/2023	1,288

						$267,237

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE WRITTEN SWAPTIONS (see Note D)

Description	Index	CounterParty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Put
OTC – 1 Year Interest Rate Swap	1 Day SOFR	Morgan Stanley Capital Services LLC	3.92%	08/15/2023	USD	4,920	$52,166	$(20,534)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-EM Series 39, 5 Year Index, 06/20/2028*	(1.00)%	Quarterly	1.00%	USD	9,098	$520,406	$673,711	$(153,305)
People’s Republic of China, 7.500%, 10/28/2027, 12/20/2027*	(1.00)	Quarterly	1.00	USD	240	(3,290)	(3,516)	226

Sale Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 06/20/2028*	1.00	Quarterly	1.00	USD	160	(9,172)	(9,366)	194
Colombia Government International Bond, 10.375%, 01/28/2033, 06/20/2028*	1.00	Quarterly	1.00	USD	180	(14,595)	(15,210)	615
Indonesia Government International Bond, 4.125%, 01/15/2025, 06/20/2028*	1.00	Quarterly	1.00	USD	310	900	1,575	(675)
People’s Republic of China, 7.500%, 10/28/2027, 12/20/2027*	1.00	Quarterly	1.00	USD	240	3,290	1,804	1,486

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2028*	1.00%	Quarterly	1.00%	USD	230	$2,838	$3,431	$(593)
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2028*	1.00	Quarterly	1.00	USD	230	(17,806)	(17,891)	85
Turkey Government International Bond, 11.875%, 01/15/2030, 06/20/2028*	1.00	Quarterly	1.00	USD	856	(145,521)	(148,812)	3,291
United Mexican States, 4.150%, 03/28/2027, 06/20/2028*	1.00	Quarterly	1.00	USD	150	(1,339)	(1,655)	316

						$335,711	$484,071	$(148,360)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	4,290	05/13/2032	1 Day SOFR	1.670%	Annual	$(571,287)	$	– 0	–	$(571,287)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
MSCI Emerging Markets Growth	FedFundEffective plus 0.69%	Maturity	USD	11,352	06/15/2023	$541,679

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

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PORTFOLIO OF INVESTMENTS (continued)

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $29,885,966 or 23.5% of net assets.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of March 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Ghana Government International Bond 8.627%, 06/16/2049	01/17/2023	$100,635	$90,553		0.07%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.375%, 09/15/2022	12/08/2021	200,000	54,350		0.04%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	200,000	39,913		0.03%
PhosAgro PJSC (GDR)	09/06/2019	89,757	– 0	–	0.00%
Polyus PJSC (GDR)	09/06/2019	4,388	– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	360,000	61,493		0.05%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	199,358	11		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,629	20		0.00%

(g)	Defaulted.

(h)	Defaulted matured security.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2023.

(k)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

40 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

KSC – Kuwait Shareholding Company

MSCI – Morgan Stanley Capital International

OTC – Over-the-Counter

PJSC – Public Joint Stock Company

QPSC – Qualified Personal Service Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

March 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,871,865)	$120,329,575	(a)
Affiliated issuers (cost $5,147,680—including investment of cash collateral for securities loaned of $1,653,942)	5,147,680
Cash	1,832
Cash collateral due from broker	1,154,645
Foreign currencies, at value (cost $1,079,623)	1,084,617
Unaffiliated dividends and interest receivable	1,192,854
Receivable for investment securities sold and foreign currency transactions	1,007,508
Unrealized appreciation on forward currency exchange contracts	695,100
Unrealized appreciation on total return swaps	541,679
Receivable for variation margin on futures	201,009
Receivable for newly entered credit default swaps	191,760
Receivable for terminated credit default swaps	46,137
Receivable for capital stock sold	39,966
Affiliated dividends receivable	7,350
Receivable from Adviser	3,779

Total assets	131,645,491

Liabilities
Written swaptions, at value (premiums received $52,166)	20,534
Payable for collateral received on securities loaned	1,653,942
Payable for investment securities purchased and foreign currency transactions	881,451
Cash collateral due to broker	710,000
Unrealized depreciation on forward currency exchange contracts	427,863
Payable for capital gains taxes	274,704
Payable for capital stock redeemed	149,438
Payable for terminated credit default swaps	98,837
Administrative fee payable	25,513
Payable for newly entered credit default swaps	11,226
Payable for variation margin on centrally cleared swaps	4,841
Transfer Agent fee payable	3,524
Distribution fee payable	1,056
Accrued expenses	265,996

Total liabilities	4,528,925

Net Assets	$127,116,566

Composition of Net Assets
Capital stock, at par	$1,659
Additional paid-in capital	159,732,732
Accumulated loss	(32,617,825)

	$127,116,566

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,577,416	337,095	$7.65	*

C	$452,192	59,438	$7.61

Advisor	$120,674,689	15,748,379	$7.66

R	$258,960	33,603	$7.71

K	$146,259	19,052	$7.68

I	$213,041	28,095	$7.58

Z	$2,794,009	367,379	$7.61

(a)	Includes securities on loan with a value of $1,610,415 (see Note E).

*	The maximum offering price per share for Class A shares was $7.99, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

STATEMENT OF OPERATIONS

Year Ended March 31, 2023

Investment Income
Interest	$3,705,647
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $526,905)	3,577,738
Affiliated issuers	51,850
Securities lending income	20,213	$7,355,448

Expenses
Advisory fee (see Note B)	1,118,675
Transfer agency—Class A	944
Transfer agency—Class C	271
Transfer agency—Advisor Class	49,860
Transfer agency—Class R	648
Transfer agency—Class K	303
Transfer agency—Class I	23
Transfer agency—Class Z	661
Distribution fee—Class A	6,105
Distribution fee—Class C	5,779
Distribution fee—Class R	1,245
Distribution fee—Class K	379
Custody and accounting	284,512
Registration fees	106,478
Audit and tax	98,704
Administrative	92,085
Legal	42,276
Printing	34,071
Directors’ fees	18,757
Miscellaneous	33,041

Total expenses before interest expense	1,894,817
Interest expense	13,409

Total expenses	1,908,226
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(579,273)

Net expenses		1,328,953

Net investment income		6,026,495

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(16,049,605)
Forward currency exchange contracts	1,689,389
Futures	(2,220,487)
Swaps	(3,114,334)
Written swaptions	54,085
Foreign currency transactions	(250,775)
Net change in unrealized appreciation (depreciation) on:
Investments(b)	(2,019,483)
Forward currency exchange contracts	(534,410)
Futures	341,302
Swaps	1,309,441
Written swaptions	(5,562)
Foreign currency denominated assets and liabilities	(4,710)

Net loss on investment and foreign currency transactions	(20,805,149)

Contributions from Affiliates (see Note B)	747

Net Decrease in Net Assets from Operations	$(14,777,907)

(a)	Net of foreign realized capital gains taxes of $22,968.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $26,569.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 45

STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,026,495	$6,231,886
Net realized loss on investment and foreign currency transactions	(19,891,727)	(5,939,395)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(913,422)	(24,371,723)
Contributions from Affiliates (see Note B)	747	– 0	–

Net decrease in net assets from operations	(14,777,907)	(24,079,232)
Distributions to Shareholders
Class A	(76,921)	(113,878)
Class C	(14,846)	(23,364)
Advisor Class	(4,344,437)	(6,098,926)
Class R	(6,580)	(8,398)
Class K	(4,692)	(8,172)
Class I	(3,187)	(9,913)
Class Z	(89,226)	(111,256)
Capital Stock Transactions
Net decrease	(9,041,411)	(6,013,613)

Total decrease	(28,359,207)	(36,466,752)
Net Assets
Beginning of period	155,475,773	191,942,525

End of period	$127,116,566	$155,475,773

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2023:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Financials	$2,913,443		$17,046,816		$0	#	$19,960,259
Information Technology	775,932		13,769,226		– 0	–	14,545,158
Consumer Discretionary	3,610,208		10,835,657		– 0	–	14,445,865
Materials	1,541,929		5,367,220		0	#	6,909,149
Communication Services	62,116		3,663,071		0	#	3,725,187
Energy	141,345		3,462,018		0	#	3,603,363
Industrials	1,378,754		1,579,633		0	#	2,958,387
Consumer Staples	573,862		2,052,998		0	#	2,626,860
Utilities	349,626		2,260,013		– 0	–	2,609,639
Health Care	– 0	–	1,792,687		– 0	–	1,792,687
Real Estate	74,906		274,018		57,297		406,221
Fixed Income Securities:
Sovereign Bonds	– 0	–	27,369,500		– 0	–	27,369,500
Quasi-Sovereign Bonds	– 0	–	8,301,692		– 0	–	8,301,692
Corporate Bonds	– 0	–	5,812,438		20		5,812,458
Emerging Markets – Treasuries	– 0	–	2,890,248		– 0	–	2,890,248
Treasury Bonds	– 0	–	270,009		– 0	–	270,009
Equity Linked Notes	– 0	–	1,014,126		– 0	–	1,014,126
Investment Companies	– 0	–	188,019		– 0	–	188,019
Purchased Options – Puts	– 0	–	39,285		– 0	–	39,285
Short-Term Investments:
Investment Companies	3,493,738		– 0	–	– 0	–	3,493,738
Time Deposits	– 0	–	506,357		– 0	–	506,357
Treasury Bills	– 0	–	355,106		– 0	–	355,106
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,653,942		– 0	–	– 0	–	1,653,942

Total Investments in Securities	16,569,801		108,850,137	+	57,317		125,477,255
Other Financial Instruments*:
Assets
Futures	64,164		143,207		– 0	–	207,371	†
Forward Currency Exchange Contracts	– 0	–	695,100		– 0	–	695,100
Centrally Cleared Credit Default Swaps	– 0	–	527,434		– 0	–	527,434	†
Total Return Swaps	– 0	–	541,679		– 0	–	541,679
Liabilities
Futures	(238,829)		– 0	–	– 0	–	(238,829	)†
Forward Currency Exchange Contracts	– 0	–	(427,863)		– 0	–	(427,863)
Interest Rate Written Swaptions	– 0	–	(20,534)		– 0	–	(20,534)
Centrally Cleared Credit Default Swaps	– 0	–	(191,723)		– 0	–	(191,723	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(571,287)		– 0	–	(571,287	)†

Total	$16,395,136		$109,546,150		$57,317		$125,998,603

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NOTES TO FINANCIAL STATEMENTS (continued)

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses

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other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended March 31, 2023, such waivers/reimbursements amounted to $577,188. The Expense Caps may not be terminated before July 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2023, the reimbursement for such services amounted to $92,085.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $24,079 for the year ended March 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $643 from the sale of Class A shares and received $106 and $42 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2023, such waiver amounted to $1,868.

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A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2023 is as follows:

Fund	Market Value 3/31/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$65,187	$61,693	$3,494	$52
Government Money Market Portfolio*		477		15,324	14,147	1,654	10

Total						$5,148	$62

*	Investment of cash collateral for securities lending transactions (see Note E).

During the year ended March 31, 2023, the Adviser reimbursed the Fund $747 for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,780, $1,074 and $3,241 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2023, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$107,336,535	$119,239,711
U.S. government securities	4,846,468	6,001,164

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$128,925,413

Gross unrealized appreciation	$15,379,070
Gross unrealized depreciation	(19,186,392)

Net unrealized depreciation	$(3,807,322)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended March 31, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2023, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended March 31, 2023, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

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Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2023, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$64,164	*

Interest rate contracts				Payable for variation margin on centrally cleared swaps	$571,287	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	695,100		Unrealized depreciation on forward currency exchange contracts	427,863

Interest rate contracts	Investments in securities, at value	39,285

Interest rate contracts				Written swaptions, at value	20,534

Credit contracts	Receivable for variation margin on centrally cleared swaps	6,213	*	Payable for variation margin on centrally cleared swaps	154,573	*

Equity contracts	Receivable for variation margin on futures	143,207	*	Payable for variation margin on futures	238,829	*

Equity contracts	Unrealized appreciation on total return swaps	541,679

Total		$1,489,648			$1,413,086

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain Or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$28,894		$(353,010)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(890,205)		248,211

Interest rate contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	9,646		31,632

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	– 0	–	(57,726)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	1,689,389		(534,410)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	(66,739)		56,140

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	925,337		(136,579)

Credit contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	44,439		(37,194)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain Or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$(4,068,565)	$1,799,030

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(1,330,282)	93,091

Total		$(3,658,086)	$1,109,185

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2023:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$14,496,077
Average notional amount of sale contracts	$2,083,100	(a)
Centrally Cleared Interest Rate Swaps
Average notional amount	$4,506,154
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$54,016,211
Average principal amount of sale contracts	$56,860,787
Futures:
Average notional amount of buy contracts	$12,199,952
Average notional amount of sale contracts	$5,248,568	(b)
Total Return Swaps:
Average notional amount	$13,002,715
Variance Swaps:
Average notional amount	$498,166	(c)
Purchased Swaptions:
Average notional amount	$6,308,500	(d)
Written Swaptions:
Average notional amount	$5,636,000	(d)

(a)	Positions were open for nine months during the reporting period.

(b)	Positions were open for seven months during the reporting period.

(c)	Positions were open for eleven months during the reporting period.

(d)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under

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ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$61,723	$(60,106)	$	– 0	–	$	– 0	–	$1,617
Barclays Bank PLC	249,118	(80,723)	(168,395)	– 0	–	– 0	–
Brown Brothers Harriman & Co.	8,725	(8,725)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	118,885	(21,356)	– 0	–	– 0	–	97,529
Goldman Sachs Bank USA/Goldman Sachs International	714,728	(44,955)	(430,000)	– 0	–	239,773
HSBC Bank USA.	5,998	(5,998)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA.	51,527	(15,563)	– 0	–	– 0	–	35,964
Morgan Stanley Capital Services LLC	64,072	(64,072)	– 0	–	– 0	–	– 0	–
UBS AG	1,288	– 0	–	– 0	–	– 0	–	1,288

Total	$1,276,064	$(301,498)	$(598,395)	$	– 0	–	$376,171	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$60,106	$(60,106)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	80,723	(80,723)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	37,451	(8,725)		– 0	–		– 0	–		28,726
Deutsche Bank AG	21,356	(21,356)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	44,955	(44,955)		– 0	–		– 0	–		– 0	–
HSBC Bank USA.	50,162	(5,998)		– 0	–		– 0	–		44,164
JPMorgan Chase Bank, NA.	15,563	(15,563)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	138,081	(64,072)		(30,000)			– 0	–		44,009

Total	$448,397	$(301,498)		$(30,000)		$	– 0	–		$116,899	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

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NOTES TO FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business

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NOTES TO FINANCIAL STATEMENTS (continued)

day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended March 31, 2023 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$ 1,610,415	$1,653,942	$	– 0	–	$9,900	$10,313	$217

*	As of March 31, 2023.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Class A
Shares sold	164,220	48,276	$1,231,831	$486,129

Shares issued in reinvestment of dividends	7,481	8,371	56,276	83,366

Shares converted from Class C	566	6,068	4,442	65,320

Shares redeemed	(178,070)	(72,244)	(1,325,301)	(722,311)

Net decrease	(5,803)	(9,529)	$(32,752)	$(87,496)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Class C
Shares sold	2,636	6,909	$20,015	$69,646

Shares issued in reinvestment of dividends	1,406	1,768	10,557	17,588

Shares converted to Class A	(569)	(6,108)	(4,442)	(65,320)

Shares redeemed	(32,857)	(22,301)	(240,698)	(219,961)

Net decrease	(29,384)	(19,732)	$(214,568)	$(198,047)

Advisor Class
Shares sold	3,504,028	3,424,832	$26,233,856	$34,157,918

Shares issued in reinvestment of dividends	454,889	489,019	3,426,299	4,874,184

Shares redeemed	(5,222,358)	(4,804,566)	(38,886,416)	(47,144,179)

Net decrease	(1,263,441)	(890,715)	$(9,226,261)	$(8,112,077)

Class R
Shares sold	7,500	5,933	$57,670	$58,933

Shares issued in reinvestment of dividends	869	826	6,580	8,258

Shares redeemed	(6,896)	(7,850)	(52,108)	(80,948)

Net increase (decrease)	1,473	(1,091)	$12,142	$(13,757)

Class K
Shares sold	1,373	1,574	$10,495	$15,809

Shares issued in reinvestment of dividends	622	802	4,692	8,013

Shares redeemed	(3,330)	(10,202)	(22,537)	(92,781)

Net decrease	(1,335)	(7,826)	$(7,350)	$(68,959)

Class I
Shares sold	23,017	6,730	$154,572	$61,344

Shares issued in reinvestment of dividends	432	972	3,187	9,726

Shares redeemed	(3,126)	(30,740)	(24,386)	(288,563)

Net increase (decrease)	20,323	(23,038)	$133,373	$(217,493)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Class Z
Shares sold	64,240	299,069	$460,745	$3,096,311

Shares issued in reinvestment of dividends	11,940	11,213	89,226	111,071

Shares redeemed	(34,805)	(51,796)	(255,966)	(523,166)

Net increase	41,375	258,486	$294,005	$2,684,216

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Emerging-Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is

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NOTES TO FINANCIAL STATEMENTS (continued)

performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest

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NOTES TO FINANCIAL STATEMENTS (continued)

rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$4,539,889	$6,373,907

Total taxable distributions paid	$4,539,889	$6,373,907

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,997,712
Accumulated capital and other losses	(29,314,440	)(a)
Unrealized appreciation (depreciation)	(3,968,213	)(b)

Total accumulated earnings (deficit)	$(31,284,941	)(c)

(a)	As of March 31, 2023, the Fund had a net capital loss carryforward of $29,314,440.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2023, the Fund had a net short-term capital loss carryforward of $17,467,773 and a net long-term capital loss carryforward of $11,846,667, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to non-deductible excise tax paid and contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.70	$ 10.34	$ 7.04	$ 8.89	$ 10.00

Income From Investment Operations

Net investment income(a)(b)	.33	.31	.19	.29	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(1.63)	3.32	(1.68)	(.95)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.81)	(1.32)	3.51	(1.39)	(.65)

Less: Dividends and Distributions

Total dividends and distributions	(.24)	(.32)	(.21)	(.46)	(.46)

Net asset value, end of period	$ 7.65	$ 8.70	$ 10.34	$ 7.04	$ 8.89

Total Return

Total investment return based on net asset value(d)	(9.24)%	(13.12)%	50.17%	(16.50)%	(6.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,578	$2,984	$3,644	$3,040	$5,510

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.25%	1.24%	1.23%	1.23%	1.24%

Expenses, before waivers/reimbursements(e)(f)†	1.69%	1.48%	1.64%	1.76%	1.80%

Net investment income(b)	4.34%	3.12%	2.14%	3.26%	3.36%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Income From Investment Operations

Net investment income(a)(b)	.28	.24	.13	.22	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	(1.63)	3.29	(1.66)	(.93)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.87)	(1.39)	3.42	(1.44)	(.70)

Less: Dividends and Distributions

Total dividends and distributions	(.18)	(.24)	(.14)	(.40)	(.40)

Net asset value, end of period	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85

Total Return

Total investment return based on net asset value(d)	(9.99)%	(13.78)%	49.01%	(17.11)%	(6.79	)%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$452	$769	$1,117	$1,010	$2,234

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	2.00%	1.99%	1.98%	1.98%	1.99%

Expenses, before waivers/reimbursements(e)(f)†	2.43%	2.24%	2.40%	2.51%	2.58%

Net investment income(b)	3.67%	2.36%	1.40%	2.54%	2.54%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.72	$ 10.36	$ 7.06	$ 8.91	$ 10.02

Income From Investment Operations

Net investment income(a)(b)	.35	.34	.22	.30	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	(1.63)	3.31	(1.66)	(.95)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.80)	(1.29)	3.53	(1.36)	(.63)

Less: Dividends and Distributions

Total dividends and distributions	(.26)	(.35)	(.23)	(.49)	(.48)

Net asset value, end of period	$ 7.66	$ 8.72	$ 10.36	$ 7.06	$ 8.91

Total Return

Total investment return based on net asset value(d)	(9.11)%	(12.87)%	50.40%	(16.24)%	(5.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$120,675	$148,374	$185,534	$122,322	$118,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.00%	.99%	.98%	.98%	.99%

Expenses, before waivers/reimbursements(e)(f)†	1.44%	1.23%	1.39%	1.51%	1.58%

Net investment income(b)	4.59%	3.36%	2.36%	3.42%	3.53%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.75	$ 10.37	$ 7.05	$ 8.88	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.31	.29	.17	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	(1.64)	3.31	(1.65)	(.94)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.84)	(1.35)	3.48	(1.40)	(.67)

Less: Dividends and Distributions

Total dividends and distributions	(.20)	(.27)	(.16)	(.43)	(.42)

Net asset value, end of period	$ 7.71	$ 8.75	$ 10.37	$ 7.05	$ 8.88

Total Return

Total investment return based on net asset value(d)	(9.50)%	(13.31)%	49.68%	(16.64)%	(6.39)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$259	$281	$345	$271	$305

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.50%	1.49%	1.48%	1.48%	1.49%

Expenses, before waivers/reimbursements(e)(f)†	2.16%	1.95%	2.10%	2.23%	2.23%

Net investment income(b)	4.09%	2.85%	1.84%	2.92%	3.06%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

80 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.72	$ 10.35	$ 7.04	$ 8.87	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.33	.31	.19	.29	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(1.64)	3.31	(1.67)	(.94)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.81)	(1.33)	3.50	(1.38)	(.65)

Less: Dividends and Distributions

Total dividends and distributions	(.23)	(.30)	(.19)	(.45)	(.45)

Net asset value, end of period	$ 7.68	$ 8.72	$ 10.35	$ 7.04	$ 8.87

Total Return

Total investment return based on net asset value(d)	(9.25)%	(13.16)%	50.10	%^	(16.55)%	(6.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$146	$178	$292	$212	$313

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.25%	1.24%	1.23%	1.23%	1.24%

Expenses, before waivers/reimbursements(e)(f)†	1.85%	1.64%	1.80%	1.92%	1.96%

Net investment income(b)	4.39%	3.11%	2.13%	3.34%	3.26%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.63	$ 10.27	$ 6.99	$ 8.83	$ 9.94

Income From Investment Operations

Net investment income(a)(b)	.30	.35	.20	.36	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.09)	(1.64)	3.31	(1.72)	(.90)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.79)	(1.29)	3.51	(1.36)	(.62)

Less: Dividends and Distributions

Total dividends and distributions	(.26)	(.35)	(.23)	(.48)	(.49)

Net asset value, end of period	$ 7.58	$ 8.63	$ 10.27	$ 6.99	$ 8.83

Total Return

Total investment return based on net asset value(d)	(9.07)%	(12.97)%	50.61%	(16.30)%	(5.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$213	$67	$316	$10	$151

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.01%	.99%	.99%	.98%	.99%

Expenses, before waivers/reimbursements(e)(f)†	1.50%	1.22%	1.25%	1.46%	1.46%

Net investment income(b)	4.03%	3.46%	1.99%	4.19%	3.03%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

82 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Income From Investment Operations

Net investment income(a)(b)	.34	.34	.22	.24	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)	(1.62)	3.29	(1.59)	(.93)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.79)	(1.28)	3.51	(1.35)	(.62)

Less: Dividends and Distributions

Total dividends and distributions	(.26)	(.35)	(.23)	(.49)	(.48)

Net asset value, end of period	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85

Total Return

Total investment return based on net asset value(d)	(9.04)%	(12.85)%	50.47%	(16.25)%	(5.90	)%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,794	$2,823	$695	$144	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.00%	.99%	.99%	.99%	.99%

Expenses, before waivers/reimbursements(e)(f)†	1.43%	1.22%	1.32%	1.54%	1.60%

Net investment income(b)	4.49%	3.41%	2.29%	2.78%	3.49%

Portfolio turnover rate	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 84.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2021, March 31, 2020 and March 31, 2019, such waiver amounted to 0.01%, 0.01% and 0.01%, respectively.

(f)	The expense ratios presented below exclude interest expense:

	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	1.24%	1.24%	1.23%	1.23%	1.24%
Before waivers/reimbursements	1.68%	1.48%	1.64%	1.76%	1.80%
Class C
Net of waivers/reimbursements	1.99%	1.99%	1.98%	1.98%	1.98%
Before waivers/reimbursements	2.42%	2.24%	2.40%	2.51%	2.57%
Advisor Class
Net of waivers/reimbursements	0.99%	.99%	.98%	.98%	.98%
Before waivers/reimbursements	1.43%	1.23%	1.39%	1.51%	1.57%
Class R
Net of waivers/reimbursements	1.49%	1.49%	1.48%	1.48%	1.48%
Before waivers/reimbursements	2.15%	1.95%	2.10%	2.23%	2.22%
Class K
Net of waivers/reimbursements	1.24%	1.24%	1.23%	1.23%	1.24%
Before waivers/reimbursements	1.84%	1.64%	1.80%	1.92%	1.96%
Class I
Net of waivers/reimbursements	0.99%	.99%	.99%	.98%	.98%
Before waivers/reimbursements	1.48%	1.22%	1.25%	1.46%	1.45%
Class Z
Net of waivers/reimbursements	0.99%	.99%	.99%	.99%	.99%
Before waivers/reimbursements	1.42%	1.22%	1.32%	1.54%	1.60%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

84 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 85

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 26, 2023

86 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2023.

For individual shareholders, the Fund designates 34.20% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2023, $544,981 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $4,102,907.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 87

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Christian DiClementi(2), Vice President Richard Cao(2), Vice President Sammy Suzuki(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. DiClementi, Cao and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

88 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 47 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		76	None

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 89

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2011)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		76	None

90 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 91

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 79 (2011)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

Nancy P. Jacklin,## 75 (2011)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	76	None

92 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.	76	None

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 93

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2011)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		76	None

94 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 95

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPLE OCCUPATION DURING LAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Sammy Suzuki 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Head – Emerging Market Equities and Co-Chief Investment Officer – Strategic Core Equities.

Richard Cao 30	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position, including as a portfolio analyst, since prior to 2018.

Christian DiClementi 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer

Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

96 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose,

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they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0151-0323

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Markets Multi-Asset	2022	$57,769	$—	$34,517
	2023	$60,657		$25,331

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2022	$1,163,742	$34,517
			$—
			$(34,517)
	2023	$2,010,014	$25,331
			$—
			$(25,331)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 30, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2023